SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/ Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                             Penn Series Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.
/ / Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5) Total fee paid:

   _____________________________________________________________________________

*Set forth the amount on which the filing fee is calculated and state how it was determined.


/_/ Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration Statement No.: ___________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

                     THE PENN MUTUAL LIFE INSURANCE COMPANY
                        PHILADELPHIA, PENNSYLVANIA 19172

                    Penn Mutual Variable Annuity Account III
                       Penn Mutual Variable Life Account I
                         ------------------------------


To Our Contract Owners and Payees:

         The enclosed Notice of Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") and Proxy Statement concern proposals to be voted on by the shareholders of the Value Equity, Small Capitalization Fund and Emerging Growth Funds ("Funds").

         On July 22, 1997, Oppenheimer Group, Inc. and PIMCO Advisors, L.P. announced an amended merger agreement pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc., will acquire the one-third managing general partner interest in Oppenheimer Capital, Oppenheimer Financial Corp.'s one percent general partnership interest in OpCap Advisors and Oppenheimer Financial Corp.'s one percent general partner interest in Oppenheimer Capital L.P. Subject to certain conditions, it is anticipated that the transaction will be completed in the second half of this year. If the transaction takes place as planned, it will result in a change in control of OpCap Advisors, the investment advisor to the Value Equity and Small Capitalization Funds.

         On June 8, 1997, BankAmerica Corporation entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica Corporation. Upon the consummation of those mergers (expected to occur on or after September 30, 1997), BankAmerica Corporation will become the owner of the entire beneficial interest of Robertson Stephens Investment Management, Inc. Under the Merger Agreement, each of Robertson, Stephens & Company Group, L.L.C. and Robertson Stephens & Company, Inc. will be merged into a wholly owned subsidiary of BankAmerica Corporation, and will cease to exist as a separate entity. If the transactions take place as planned, it will result in a change of control of Robertson Stephens Investment Management, Inc., the sub-advisor to the Emerging Growth Fund.

         Following the mergers contemplated above, OpCap Advisors will continue to provide investment advisory and management services to the Value Equity and Small Capitalization Funds and Robert Stephens Investment Management, Inc. will continue to provide sub-advisory services to the Emerging Growth Fund. The primary purpose of the meeting is to permit variable contract owners and payees participating in the investment performance of the Funds to consider a new investment advisory agreement and a new sub-advisory agreement to take effect following the mergers. The new investment advisory agreement will be identical to the existing investment advisory agreements and the new sub-advisory agreement will be identical to the existing sub-advisory agreement, except for the dates of execution and effectiveness.

         Shares of the Funds are held by The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company, in separate accounts established to fund variable annuity contracts and variable life insurance policies.

         Shares of the Funds owned by Penn Mutual under variable annuity contracts and variable life policies which it has issued are held in Penn Mutual Variable Annuity Account III and Penn Mutual Variable Life Account I. As owners or payees under the contracts and policies, you are entitled to instruct Penn Mutual as to the voting of shares held in the separate accounts.

         The proposals to be voted on at the meeting is described in the accompanying Notice of Special Meeting and Proxy Statement of the Company. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Mutual will vote, in accordance with your instructions, the number of Fund shares held in the applicable separate account or subaccount thereof which is related to your interest therein as of the close of business on August 15, 1997.

         Please complete, date and sign the enclosed voting instruction card(s) and return the card(s) to us promptly in the enclosed postage paid envelope. A separate card is enclosed for each Fund as to which you have the right to give voting instructions. In order to be given effect, your voting instructions must be received not later than ____________.


                                            Sincerely,



                                            Richard F. Plush
                                            Vice-President
September __, 1997

                     THE PENN INSURANCE AND ANNUITY COMPANY
                        PHILADELPHIA, PENNSYLVANIA 19172

                         PIA Variable Annuity Account I
                         ------------------------------

To Our Contract Owners and Payees:

         The enclosed Notice of Special Meeting of Shareholders of Penn Series Funds, Inc. ("Company") and Proxy Statement concern a proposal to be voted on by the shareholders of the Value Equity, Small Capitalization Funds and Emerging Growth Funds ("Funds").

         On July 22, 1997, Oppenheimer Group, Inc. and PIMCO Advisors, L.P. announced an amended merger agreement pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc., will acquire the one-third managing general partner interest in Oppenheimer Capital, Oppenheimer Financial Corp.'s one percent general partnership interest in OpCap Advisors and Oppenheimer Financial Corp.'s one percent general partner interest in Oppenheimer Capital L.P. Subject to certain conditions, it is anticipated that the transaction will be completed in the second half of this year. If the transaction takes place as planned, it will result in a change in control of OpCap Advisors, the investment advisor to the Value Equity and Small Capitalization Funds.

         On June 8, 1997, BankAmerica Corporation entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica Corporation. Upon the consummation of those mergers (expected to occur on or after September 30, 1997), BankAmerica Corporation will become the owner of the entire beneficial interest of Robertson Stephens Investment Management, Inc. Under the Merger Agreement, each of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. will be merged into a wholly owned subsidiary of BankAmerica Corporation, and will cease to exist as a separate entity. If the transactions take place as planned, it will result in a change of control of Robertson Stephens Investment Management, Inc., the sub-advisor to the Emerging Growth Fund.

         Following the mergers discussed above, OpCap Advisors will continue to provide investment advisory and management services to the Value Equity and Small Capitalization Funds and Robertson Stephens Investment Management, Inc. will continue to provide sub-advisory services to the Emerging Growth Fund. The primary purpose of the meeting is to permit variable contract owners and payees participating in the investment performance of the Funds to consider a new investment advisory agreement and a new sub-advisory agreement to take effect following the acquisition. The new investment advisory agreement will be identical to the existing investment advisory agreements and the new sub-advisory agreement will be identical to the existing sub-advisory agreement, except for the dates of execution and effectiveness.

         Shares of the Funds are held by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company ("Penn Insurance"), in separate accounts established to fund variable annuity contracts and variable life insurance policies.

         Shares of the Funds owned by Penn Insurance under variable annuity contracts which it has issued are held in the PIA Variable Annuity Account I. As owners or payees under the contracts and policies, you are entitled to instruct Penn Insurance as to the voting of shares held in the separate account.

         The proposal to be voted on at the meeting is described in the accompanying Notice of Special Meeting and Proxy Statement of the Company. We urge you to read the Proxy Statement carefully, and then exercise your right to give voting instructions. Penn Insurance will vote, in accordance with your instructions, the number of Fund shares held in the applicable separate account or subaccount thereof which is related to your interest therein as of the close of business on August 15, 1997.

         Please complete, date and sign the enclosed voting instruction card(s) and return the card(s) to us promptly in the enclosed postage paid envelope. A separate card is enclosed for each Fund as to which you have the right to give voting instructions. In order to be given effect, your voting instructions must be received not later than ____________.


                                            Sincerely,



                                            Richard F. Plush
                                            Vice-President
September __, 1997

                             PENN SERIES FUNDS, INC.
                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                October 10, 1997

                                 --------------

         A Special Meeting of Shareholders ("Meeting") of Penn Series Funds, Inc. ("Company") will be held at the offices of The Penn Mutual Life Insurance Company on Friday, October 10, 1997, at __:00 a.m. (Eastern time), in the Board Room, Third Floor, at 600 Dresher Road, Horsham, Pennsylvania 19044, for the following purposes:

         1. To approve or disapprove a new investment advisory agreement between the Company and OpCap Advisors with the respect to the Value Equity Fund;

         2. To approve or disapprove a new investment advisory agreement between the Company and OpCap Advisors with the respect to the Small Capitalization Fund;

         3. To approve or disapprove a new sub-advisory agreement between Independence Capital Management, Inc. and Robertson Stephens Investment Management, Inc. with respect to the Emerging Growth Fund;

         4. To transact such other business as may properly come before the Meeting.

         Shareholders of the Value Equity Fund of the Company are entitled to vote on Proposal 1. Shareholders of the Small Capitalization Fund of the Company are entitled to vote on Proposal 2. Shareholders of the Emerging Growth Fund of the Company are entitled to vote on Proposal 3.

         Shareholders of record at the close of business on August 15, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                            By Order of the Board of Directors


                                            C. Ronald Rubley
                                            Secretary

September __, 1997

                                 PROXY STATEMENT

                             PENN SERIES FUNDS, INC.
                                600 DRESHER ROAD
                           HORSHAM, PENNSYLVANIA 19044

                                 --------------

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 10, 1997

                                 --------------


         This proxy statement is furnished in connection with the solicitation by the Board of Directors ("Board") of the Penn Series Funds, Inc. ("Company") of voting instructions to be voted at a Special Meeting of Shareholders and all adjournments thereof ("Meeting"), to be held at the offices of The Penn Mutual Insurance Company, Board Room, Third Floor, 600 Dresher Road, Horsham, Pennsylvania on Friday, October 10, 1997 at _:00 a.m. (Eastern time). The approximate mailing date of this proxy statement and the accompanying form of voting instruction card is September __, 1997.

         The primary purpose of the Meeting is to permit the Company's shareholders to consider a New Advisory Agreement (as defined below) with respect to the Value Equity and Small Capitalization Funds and a New Sub-Advisory Agreement (as defined below) with respect to the Emerging Growth Fund.

         The New Advisory Agreement is to take effect following the consummation of the transactions contemplated in an Amended and Restated Merger Agreement, dated as of July 22, 1997 ("Oppenheimer Merger") between PIMCO Advisors L.P. ("PIMCO Advisors") and its affiliate, Thompson Advisory Group Inc. ("TAG"), and Oppenheimer Group, Inc., and its subsidiary, Oppenheimer Financial Corp. ("Opfin"), which own a controlling interest in Oppenheimer Capital and its subsidiary, OpCap Advisors ("OpCap" or "Advisor"). Pursuant to the Oppenheimer Merger, Oppenheimer Capital and the Advisor will be controlled by PIMCO Advisors, and its affiliates.

         The New Sub-Advisory Agreement is to take effect following the consummation of the transactions contemplated in an Agreement and Plan of Merger, dated as of July 8, 1997 between BankAmerica Corporation ("BankAmerica") and Robertson, Stephens & Company Group, L.L.C. ("RS Group") and Robertson, Stephens & Company, Inc. ("RS Inc."), pursuant to which each of those entities would be merged into a subsidiary of BankAmerica ("Robertson, Stephens Merger"). Following the Robertson, Stephens Merger, BankAmerica will become the owner of the entire beneficial interest in Robertson Stephens Investment Management, Inc. ("RSIM" or "Sub-Advisor").

         The Oppenheimer Merger constitutes an assignment and termination of the Current Advisory Agreements (as defined below) and the Robertson, Stephens Merger constitutes an assignment and termination of the Current Sub-Advisory Agreement (as defined below). Accordingly, to ensure continuity in the management of the Value Equity, Small Capitalization, and Emerging Growth Funds (each a "Fund"), shareholders of each Fund are being asked to vote on the proposal that relates to their Fund. The proposals are as follows:


      Proposal                        Fund
      --------                        ----
         1        Approve New Advisory Agreement for Value Equity Fund.
         2        Approve New Advisory Agreement for Small Capitalization Fund.
         3        Approve New Sub-Advisory Agreement for Emerging Growth Fund.


         The New Advisory Agreement is identical to each of the Current Advisory Agreements, except for the dates of execution and effectiveness. The New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except for the dates of execution and effectiveness.

         The Company will furnish, without charge, a copy of its most recent Annual and SemiAnnual Reports to Shareholders upon request. Requests should be directed to the Company at The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172 or by calling 1-800-523-0650.

         The record date for determining shareholders entitled to vote at the Meeting is August 15, 1997. Shareholders of the Value Equity and Small Capitalization Funds of the Company will be entitled to one vote per share with respect to approval or disapproval of the New Advisory Agreement and shareholders of the Emerging Growth Fund will be entitled to one vote per share with respect to approval or disapproval of the New Sub-Advisory Agreement. At the close of business on August 15, 1997, there were issued and outstanding ________ shares of the Value Equity Fund, ______ shares of the Small Capitalization Fund, and ______ shares of the Emerging Growth Fund.

         Shares of the Company are sold only to The Penn Mutual Life Insurance Company ("Penn Mutual") and its subsidiary, The Penn Insurance and Annuity Company ("Penn Insurance"). Penn Mutual and Penn Insurance hold shares of the Funds in one or more of the following separate accounts: Penn Mutual Variable Annuity Account III, Penn Mutual Variable Life Account I, and PIA Variable Annuity Account I. The Funds are held as investment vehicles for variable annuity contracts and variable life insurance policies.

         As of ________, 5% or more of the outstanding shares of each Fund were owned as follows:


                                                                     Total Number        Percentage of
Title of Class of Shares      Name of Beneficial Owner                of Shares        Outstanding Shares
------------------------      ------------------------               ------------      ------------------
Value Equity Fund             Penn Mutual-Penn Mutual
                              Variable Annuity Account III

                              Penn Mutual-Penn Mutual
                              Variable Life Account I

                              Penn Insurance-PIA Variable
                              Annuity Account I

Small Capitalization Fund     Penn Mutual-Penn Mutual
                              Variable Annuity Account III

                              Penn Mutual-Penn Mutual
                              Variable Life Account I

                              Penn Insurance-PIA Variable
                              Annuity Account I

Equity Growth Fund            Penn Mutual-Penn Mutual
                              Variable Annuity Account III

                              Penn Mutual-Penn Mutual
                              Variable Life Account I

                              Penn Insurance-PIA Variable
                              Annuity Account I


Voting

         With respect to each Fund, a "vote of the majority of the outstanding voting securities" is required which is defined under the Investment Company act of 1940, as amended ("1940 Act") as the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Fund entitled to vote thereon are present in person or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

         Shareholders of each of the Value Equity, Small Capitalization and Emerging Growth Funds of the Company are entitled to vote on Proposals 1, 2 and 3, respectively. A Proposal shall be approved with respect to a Fund if approved by the shareholders of that Fund, regardless of whether the shareholders of any other Fund approve the proposal.

         Under current interpretation and administration of the 1940 Act, and regulations thereunder, Penn Mutual and Penn Insurance are required to vote their shares in accordance with instructions from their variable annuity contract owners and variable life insurance policy owners. Instructions are obtained by Penn Mutual and Penn Insurance by sending this proxy statement to their contract owners and policy owners and soliciting instructions.

         Shares held in registered separate accounts for which contract owners and policy owners do not give instructions are voted for and against the proposal in the same proportions as the shares voted pursuant to instructions. In addition, any shares held by Penn Mutual or Penn Insurance in their general accounts also will be voted for or against a proposal in the same proportion as shares for which voting instructions have been received.

         In the event that voting instructions are not received with respect to 50% or more of the shares held in the separate accounts, Penn Mutual and/or Penn Insurance, at their discretion, may vote all Fund shares in such accounts for one or more adjournments of the Special Meeting to permit further solicitation of instructions.

         Voting instructions given pursuant to this solicitation may be revoked at any time prior to their exercise by filing with Penn Mutual or Penn Insurance, as appropriate, a written notice of revocation prior to the Meeting, by delivering a duly authorized voting instruction form bearing a later date, or by attending the Meeting and voting in person.

         The Board recommends that you cast your vote FOR approval of the New Advisory Agreement with OpCap and FOR the approval of the New Sub-Advisory Agreement with RSIM.

            PROPOSALS 1 AND 2: APPROVAL OF THE NEW ADVISORY AGREEMENT

Information Concerning the Advisor

         OpCap is a general partnership of which Oppenheimer Capital holds a 99% interest. Oppenheimer Capital is a registered investment adviser with extensive experience in the management of mutual funds and institutional accounts. As of June 30, 1997, Oppenheimer Capital had $57.0 billion in assets under management. The principal business address of Oppenheimer Capital and OpCap is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281.

         Listed below are the names, addresses, and principal occupations of the principal executive officers of Oppenheimer Capital and OpCap:

         Name and Address                 Principal Occupation
         ----------------                 --------------------

         Joseph La Motta                  Chairman Emeritus, Oppenheimer Capital;
         Oppenheimer Tower                Chairman, OpCap Advisors
         200 Liberty Street
         One World Financial Center
         New York, New York 10281

         George Long                      Chairman and President, Oppenheimer Capital.
         Oppenheimer Tower
         200 Liberty Street
         One World Financial Center
         New York, New York 10281


         Bernard Garil                    President, OpCap Advisors.
         Oppenheimer Tower
         200 Liberty Street
         One World Financial Center
         New York, New York 10281


         Opfin, a holding company, is the remaining 1.0% general partner of OpCap Advisors. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital. Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest in Oppenheimer Capital. Opfin is a wholly-owned subsidiary of Oppenheimer Group, Inc., 71% of the common stock of which currently is owned by Oppenheimer & Co., L.P. The principal business address of Opfin, Oppenheimer Capital, L.P, and Oppenheimer Group, Inc. is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281.

Information Concerning PIMCO Advisors

         PIMCO Advisors, with approximately $110 billion in assets under management as of June 30, 1997, is one of the largest publicly traded money management firms in the United States. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

         PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37%, respectively (and will at the closing of the Oppenheimer Merger own a majority of the voting stock of TAG which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partner interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is Pacific Investment Management Company, a California Corporation, wholly owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual").

         PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC's members are the Managing Directors ("PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors ("PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William
F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William
S. Thompson Jr., William C. Powers, David H. Edington, Benjamin L. Trosky, William R. Benz, II and Lee R. Thomas, III.

         PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

         The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors' Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

         Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act to control PIMCO Advisors. Pacific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

The Oppenheimer Merger

         On July 22, 1997, PIMCO Advisors and TAG entered into an Amended Merger Agreement with Oppenheimer Group, Inc. and certain related parties which modified the merger agreement entered into by the parties on February 13, 1997. Pursuant to the Amended Merger Agreement, PIMCO Advisors and TAG (and its successor) will acquire, among other interests, the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partnership interest in OpCap Advisors, and its 1.0% general partner interest in Oppenheimer Capital L.P. The aggregate purchase price is approximately $262 million including convertible preferred stock of TAG and assumption of certain indebtedness. The amount preferred stock comprising the purchase price is subject to reduction in certain circumstances. The obligations of the parties to consummate the Oppenheimer Merger are subject to the satisfaction or waiver of certain conditions prior to the effective date, including the consummation of the sale by Oppenheimer Group, Inc and Oppenheimer Equities, Inc. of all of the stock of Oppenheimer Holdings, Inc. and Oppenheimer & Co., Inc. ("Opco"), OpCap Advisors' broker-dealer affiliate, to CIBC Wood Gundy Securities Corp. ( "CIBC Sale"), approval of the transaction by certain regulatory authorities and the consent of certain clients. All of the issued and outstanding stock of Opco is owned by Oppenheimer Holdings, Inc., which in turn is a wholly-owned subsidiary of Oppenheimer Equities, Inc. Oppenheimer Equities, Inc. is a wholly-owned subsidiary of Opfin, which in turn is a wholly-owned subsidiary of Oppenheimer Group, Inc. The CIBC Sale will have no effect on the ownership of Oppenheimer Group, Inc. and Opfin including its general partner interests in Oppenheimer Capital and OpCap Advisors. Under the terms of the Amended Merger Agreement, the Oppenheimer Merger can take place only if the CIBC Sale takes place first. It is contemplated that the Oppenheimer Merger will be consummated shortly after the CIBC Sale is concluded. As a result, there will only be a change of control of Oppenheimer Capital and OpCap Advisors upon consummation of the Oppenheimer Merger. [In addition, the Oppenheimer Merger is conditioned on the approval by the shareholders of the Funds of the New Advisory Agreement.]

         Upon consummation of the Oppenheimer Merger, Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors. PIMCO Advisors has advised Oppenheimer Group, Inc. that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap Advisors to serve as an investment adviser will not be affected by the Oppenheimer Merger; and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO has further advised Oppenheimer Group, Inc. that it currently anticipates that the Oppenheimer Merger will not affect the ability of Oppenheimer Capital and OpCap Advisors to fulfill their obligations under their investment advisory agreements.

The Advisory Agreements

         In anticipation of the Oppenheimer Merger, a majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to the New Advisory Agreement (defined below) or (ii) interested persons of any such party, approved a new advisory agreement between the Company and OpCap ("New Advisory Agreement") The form of the New Advisory Agreement is identical to the Current Advisory Agreements (defined below) except for the dates of execution and effectiveness.

         The following summary of the Current Advisory Agreements and the New Advisory Agreement is qualified by reference to Appendix A.

The Current Advisory Agreements

         Currently, there are two identical investment advisory agreements between the Company and OpCap Advisors - one for the Value Equity Fund, dated November 1, 1992, and one for the Small Capitalization Fund, dated March 1, 1995 ("Current Advisory Agreements"). At a meeting of the Board of Directors held on February 4, 1997, a majority of the Directors who were not "interested persons," as defined in the 1940 Act ("Independent Directors") approved the Current Advisory Agreements. The 1992 agreement was approved by shareholders on October 15, 1992. The 1995 agreement was approved by the sole shareholder on March 1, 1995.

         The Current Advisory Agreements provide that OpCap, as investment adviser, shall supervise and direct the investments of the Funds in accordance with their investment objectives including the selection of securities for the Company to purchase, sell, convert or lend, and the selection of brokers through whom the Funds' portfolio transactions are executed.

         Under the Current Advisory Agreements, OpCap shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company, except for a loss resulting from willful misfeasance, bad faith, negligence, or misconduct in the performance of its duties. OpCap shall not be liable for any loss incurred by an act or omission of a custodian, broker, dealer, underwriter, or issuer selected by OpCap with reasonable care.

         The Current Advisory Agreements require OpCap to render periodic reports as the Company may request or deem helpful and cooperate with the Company's independent public accountant. The Current Advisory Agreements may be terminated, without penalty, upon 60 days' prior written notice from the Company to OpCap, or upon 90 days' prior written notice from OpCap to the Company; provided that in the case of termination by the Company, such action shall have been authorized by (1) a resolution of a majority of its directors who are not interested persons of any party to the agreement; or (2) a vote of the majority of the outstanding voting securities of the applicable Fund.

         Under the Current Advisory Agreements, the Company pays OpCap as compensation for services, an annual fee of 0.50% of each Fund's average daily net assets. In the fiscal year ended December 31, 1996, the Company paid OpCap advisory fees of $800,404 for services provided to the Value Equity Fund. During this same period, the Company paid OpCap advisory fees of $51,982 for services provided to the Small Capitalization Fund after a waiver of $7,964.00, resulting in a net advisory fee, after fee waivers, of 0.__%.

         The net assets, advisory fees, and net advisory fees after fee waivers and/or reimbursements for other funds advised by OpCap are set forth in Annex B hereto.

The New Advisory Agreement

         The Board approved the New Advisory Agreement on April 2, 1997, the form of which is attached as Annex A. The New Advisory Agreement is for both the Value Equity And Small Capitalization Funds. The form of the New Advisory Agreement is identical to each of the Current Advisory Agreements, except for the dates of execution and effectiveness.

         The investment advisory fee as a percentage of net assets payable by each Fund will be the same under the New Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Company's most recently completed fiscal year, advisory fees paid to OpCap would have been identical to those paid under the Current Advisory Agreements.

         The Board held a meeting on April 2, 1997, at which meeting, the Directors, including the Independent Directors, unanimously approved the New Advisory Agreement for the Company and recommended the New Advisory Agreement for approval by the shareholders of the Funds. The New Advisory Agreement would take effect upon the later of (i) the obtaining approval or (ii) the closing of the Oppenheimer Merger. The New Advisory Agreement will continue in effect for as long as such continuance be approved at least annually in accordance with the 1940 Act.

         In evaluating the New Advisory Agreement, the Board took into account that the Funds' Current Advisory Agreements, including their terms relating to services to be provided thereunder by the Adviser and the fees and expenses payable by the Company, are identical, except for the dates of execution and effectiveness. The Board also reviewed the performance of OpCap in managing the Value Equity and Small Capitalization Funds.

         The Board considered the terms of the Oppenheimer Merger Agreement and the possible effects of the Oppenheimer Merger upon the organization of OpCap to provide advisory services to the Company. In this regard, the Board reviewed (i) PIMCO Advisors' investment philosophy; (ii) PIMCO Advisors' plans for an autonomous structure under which OpCap would continue to operate as a separate business unit; and (iii) PIMCO Advisors' strategy in encouraging key OpCap personnel to remain with the advisor.

         After consideration of the above factors and such other factors as the Board deemed relevant, the Directors, including the Independent Directors, unanimously (i) approved the New Advisory Agreement; and (ii) voted to recommend the approval of the New Advisory Agreement to shareholders of the Value Equity and Small Capitalization Funds.

         In the event that the shareholders of a Fund do not approve the New Advisory Agreement, the applicable Current Advisory Agreement will remain in effect with respect to that Fund and the Board will take such action as it deems in the interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of such New Advisory Agreement. If the Oppenheimer Merger is not consummated, OpCap would continue to serve as investment adviser to the Funds pursuant to the terms in the Current Advisory Agreements.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                     APPROVAL OF THE NEW ADVISORY AGREEMENT

             PROPOSAL 3: APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Information Concerning the Sub-Advisor

         RSIM serves as sub-advisor to the Emerging Growth Fund pursuant to a sub-advisory agreement with Independence Capital Management, Inc. ("ICM") dated April 15, 1997 ("Current Sub-Advisory Agreement"). RSIM is indirectly owned by RS Group and RS Inc. with RS Group holding a controlling interest.1/ RS Group is also the majority owner of Robertson, Stephens & Company LLC (RS&Co.), a distributor of mutual funds and a major investment bank which has managed over $15.23 billion in public offerings of emerging growth companies since 1978. Sanford R. Robertson and Paul H. Stephens may be deemed to control RSIM due to their percentage ownership interests in RS Group and RS Inc.2/ The principal business address of RSIM, RS Group, RS Inc. and RS&Co. is 555 California Street, San Francisco, California 94104. Mr. G. Randall Hecht is the sole director and officer of RSIM. Mr. Hecht's principal business address is 555 California Street, San Francisco, California 94104.

Information Concerning the Advisor

         ICM, located at 600 Dresher Road, Horsham Pa., 19044 serves as investment adviser to the Emerging Growth Fund. ICM is a wholly owned subsidiary of Penn Mutual. The Fund's investment advisory agreement with ICM is unaffected by the Robertson, Stephens Merger.

Information Concerning BankAmerica

         BankAmerica is a bank holding company that was incorporated on October 7, 1968 under the laws of the State of Delaware, and is registered under the Bank Holding Company Act of 1956, as amended. Through its network of subsidiaries, BankAmerica provides banking and other financial services throughout the United States and in selected international markets to consumers and business customers, including corporations, governments and other institutions. As a global financial intermediary, BankAmerica provides capital-raising services, trade finance, cash management, investment banking, capital markets and credit products, and financial advisory services to large public- and private-sector institutions that are part of the global economy. At December 31, 1996, BankAmerica Corporation, together with its subsidiaries, was one of the three largest bank holding companies in the United States, with total assets of $250.8 billion.

--------
1/ RSIM is a wholly owned subsidiary of RS Regulated I, L.L.C. ("RSRI"). RS Group owns 99% of RSRI with RS Inc. owning the remaining 1%. The principal business address of RSRI is 555 California Street, San Francisco, California 94104.

2/ Mr. Robertson owns approximately 15% of the outstanding voting securities of each of RS Group and RS Inc. Mr. Stephens owns approximately 12% of such securities.

         Bank of America National Trust and Savings Association is the largest subsidiary of BankAmerica Corporation. The Bank, which was organized in 1904, provides commercial banking and trust business through an extensive system of branches across the western United States. The Bank's principal banking affiliates operate branches in eleven U.S. states as well as corporate banking offices in major U.S. cities and branches, corporate offices, and representative offices in 37 other countries and territories. The Bank and its affiliates act as investment advisers to assets of over $50 billion, including over $14 billion in mutual funds.

The Robertson, Stephens Merger

         On June 8, 1997, BankAmerica entered into an Agreement and Plan of Merger with RS Group and RS Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur on or about September 30, 1997), BankAmerica will become the owner of the entire beneficial interest RSIM. Under the Merger Agreement, each of RS Group and RS Inc. will be merged into a wholly owned subsidiary of BankAmerica, and will exist only as an operating unit of BankAmerica ("Robertson, Stephens").

         BankAmerica will pay a total amount of consideration of up to $540 million. Of that amount $245 million will be paid to the members of RS Group and the stockholders of RS Inc. upon consummation of the Robertson, Stephens Merger; $225 million will be paid to them in additional installments during each of the next three years if they remain employed by Robertson, Stephens. The remaining $70 million will be paid into a "retention pool" for the benefit of certain key Robertson, Stephens employees, who will receive payments out of the pool in installments during the four-year period following the Robertson, Stephens Merger if they remain employed by Robertson, Stephens.

         RSIM has informed the Fund that the consideration for the Merger is being paid in installments principally in order to provide an incentive to Robertson, Stephens employees, including key investment professionals at RSIM to continue their association with Robertson, Stephens. Any person whose employment with Robertson, Stephens is terminated before he or she receives all of the consideration under the Merger Agreement or payments from the retention pool to which he or she is entitled (unless that person's employment is terminated by Robertson, Stephens without cause or unless that person leaves for "good reason", as defined in his or her employment contract) will forfeit any such amount not yet paid at the time of the termination.

The Sub-Advisory Agreement

         In anticipation of the Robertson, Stephens Merger, a majority of the Directors of the Company, including a majority of the Directors who are not (i) parties to the New Sub-Advisory Agreement (defined below) or (ii) interested persons of any such party, approved a new sub-advisory agreement between the ICM and RSIM ("New Sub-Advisory Agreement") The form of the New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement (defined below) except for the dates of execution and effectiveness. The holders of the majority of the outstanding voting securities (within the meaning of the 1940
Act) of the Emerging Growth Fund are being asked to approve the New Sub-Advisory Agreement.

         The following summary of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement is qualified by reference to Annex B.

The Current Sub-Advisory Agreement

         The Current Sub-Advisory Agreement was last approved by the initial shareholder on May 1, 1997. At a meeting of the Board of Directors held on February 4, 1997, a majority of the Independent Directors approved the Current Sub-Advisory Agreement.

         The Current Sub-Advisory Agreement provides that RSIM, as sub-advisor, shall supervise and direct the investments of the Fund in accordance with its investment objective including the selection of securities for the Company to purchase, sell, convert or lend, and the selection of brokers through whom the Fund's portfolio transactions are executed.

         Under the Current Sub-Advisory Agreement, RSIM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company, except for a loss resulting from willful misfeasance, bad faith, negligence, or willful misconduct in the performance of its duties. RSIM shall not be liable for any loss incurred by an act or omission of a custodian, broker, dealer, underwriter, or issuer selected by RSIM with reasonable care. In addition, the Current Sub-Advisory Agreement provides indemnification to both ICM and RSIM for losses arising under the agreement under certain conditions.

         The Current Sub-Advisory Agreement requires RSIM to render periodic reports as the Company or ICM may request and cooperate with the Company's independent public accountants. The Current Sub-Advisory Agreement may be terminated by ICM, the Company or RSIM upon 60 days' prior notice in writing from the Company to RSIM, or upon 90 days' prior notice in writing from RSIM to the Company, provided that in the case of termination by ICM or the Company, such action shall have been authorized by (1) a majority of the directors who are not interested persons of any party to the agreement; or by (2) a vote of the majority of the outstanding voting securities of the Fund.

         Under the Current Sub-Advisory Agreement, ICM pays RSIM as compensation for services, an annual fee of 0.70% of the first $25,000,000 of average daily net assets of the Fund, 0.65% of the next $25,000,000 of average daily net assets of the Fund, and 0.60% of average daily net assets of the Fund in excess of $50,000,000. As the Fund commenced operations on May 1, 1997, RSIM did not receive any compensation from the Fund for the fiscal year ended December 31, 1996. To the extent that the Fund's total expenses for a fiscal year (excluding interest, taxes, brokerage, and certain other expenses) exceeds 1.15% of the Fund's daily net assets, RSIM is liable for the first .10% of the excess with the Advisor liable for all amounts in excess of 1.25%.

         Currently, RSIM provides investment advisory services to one other fund with an investment objective similar to the Fund. The name, net assets, and contractual advisory fee for this fund are listed below:

                                   Approximate Net
                                    Assets As Of
                Fund                   (6/30/97)              Advisory Fee Rate
                ----               ---------------            -----------------
         Emerging Growth Fund       $222,198,131                   1.00%


The New Sub-Advisory Agreement

         The Board approved the New Sub-Advisory Agreement on August 5, 1997, the form of which is attached as Annex B. The form of the New Sub-Advisory Agreement is identical to the Current Advisory Sub-Agreement, except for the dates of execution and effectiveness.

         The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Sub-Advisory Agreement.

         The Board held a meeting on August 5, 1997, at which meeting, the Directors, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement for the Company and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. The New Sub-Advisory Agreement would take effect upon the later of (i) the obtaining approval or (ii) the closing of the Robertson, Stephens Merger. The New Sub-Advisory Agreement will continue in effect for as long as such continuance be approved at least annually in accordance with the 1940 Act.

         In evaluating the New Sub-Advisory Agreement, the Board took into account that the Fund's Current Sub-Advisory Agreement, including its terms relating to services to be provided thereunder by the Sub-Advisor and the fees and expenses payable by the Company, are identical, except for the dates of execution and effectiveness.

         The Board considered the terms of the Robertson, Stephens Merger and the possible effects of the Robertson, Stephens Merger upon the ability of RSIM to provide advisory services to the Company. In this regard, the Board reviewed
(i) BankAmerica's plans for an autonomous structure under which RSIM would continue to operate as a separate business unit and retain its investment approach and philosophy; and (ii) the incentives in the Merger Agreement to encourage key RSIM personnel to remain with the Sub-Advisor.

         After consideration of the above factors and such other factors as the Board deemed relevant, the Directors, including the Independent Directors, unanimously (i) approved the New Sub-Advisory Agreement; and (ii) voted to recommend the approval of the New Sub-Advisory Agreement to shareholders of the Emerging Growth Fund.

         In the event that the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect and the Board will take such action as it deems in the interest of the Fund and their shareholders, which may include proposing that shareholders approve an agreement in lieu of such New Sub-Advisory Agreement. If the Robertson, Stephens Merger is not consummated, RSIM would continue to serve as investment adviser to the Fund pursuant to the terms in the Current Sub-Advisory Agreement.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                   APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

                             ADDITIONAL INFORMATION

Directors and Officers of the Company

         Information is set forth below about the Company's current Directors and principal executive officers, including their name, position with the company, and relationship to OpCap or RSIM, if any. No Director or Officer owns shares of the Company.

         Name and Position                Affiliation             Affiliation
         with the Company                 with Op Cap              with RSIM
         -----------------                -----------             -----------
         Eugene Bay                          None
         Director
         James S. Greene                     None
         Director
         L. Stockton Illoway                 None
         President and Director
         Richard J. Liberdi                  None
         Director
         William H. Loesche, Jr.             None
         Director
         M. Donald Wright                    None
         Director
         James B. McElwain                   None
         Executive Vice President
         Richard F. Plush                    None
         Vice President
         C. Ronald Rubley                    None
         Secretary
         Steven M. Herzberg                  None
         Treasurer
         James D. Benson                     None
         Controller


Administrator

         Penn Mutual is the administrative and corporate services agent for the Company. Penn Mutual is a Pennsylvania mutual life insurance company located at Independence Square, Philadelphia, Pennsylvania 19172. Under an administrative and corporate services agreement,

Penn Mutual administers the Company's corporate affairs, subject to the supervision of the Board and, in connection therewith, furnishes the Company with office facilities, prepares regulatory filings, provides staff assistance to the Board, and provides ordinary bookkeeping services.

Expenses

         All costs of solicitation (including printing and mailing of this proxy statement, meeting notice, and voting instruction cards, as well as any necessary supplementary solicitations) will be paid for by Oppenheimer Group, Inc. and PIMCO Advisors for Proposal 1 and by RSIM for Proposal 2. The Company will not pay for expenses relating to the approval of either Proposal.

Submission of Shareholder Proposals

         The Company does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to Secretary, Penn Series Funds, Inc., 600 Dresher Road, Horsham, PA 19044.

General

         The Company knows of no business other than that mentioned in the Proposals contained in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed voting instruction card to vote instructions in accordance with their best judgment.

         A list of shareholders of the Company entitled to be present and vote at the meeting will be available at the offices of the Company, 600 Dresher Road, Horsham, PA 19044, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.


        IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN,
         SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                            C. Ronald Rubley
                                            Secretary

September __, 1997.

                                                                        ANNEX A

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT


                           [Insert Form of Agreement]

                                                                        ANNEX B

                       FORM OF NEW SUB-ADVISORY AGREEMENT


                           [Insert Form of Agreement]

                                                                     APPENDIX A

         The following tables indicate the name, net assets, contractual advisory fee and net advisory fee after fee waiver and/or expense reimbursement for the last fiscal year for other registered investment companies managed by OpCap. These investment companies have similar investment objectives to either the Value Equity Fund or the Small Capitalization Fund.

                                                  Approximate Net
                                                      Assets
Fund                                               (as of 8/4/97)          Advisory Fee Rate
----                                              ---------------          -----------------
Oppenheimer Quest Value Fund, Inc.                $1,003,593,276           1.0% on the first $400
                                                                           million; .90% on the next
                                                                           $400 million; .85% of net
                                                                           assets in excess of $800
                                                                           million(1)
Oppenheimer Quest Opportunity Value Fund          $3,741,816,265           1.0% on the first $400
                                                                           million; .90% on the next
                                                                           $400 million; .85% of net
                                                                           assets in excess of $800
                                                                           million(1)
Oppenheimer Quest Small Cap Value Fund            $  230,070,963           1.0% on the first $400
                                                                           million; .90% on the next
                                                                           $400 million; .85% of net
                                                                           assets in excess of $800
                                                                           million(1)

Oppenheimer Quest Officers Value Fund             $    8,466,426           1.0% of its daily net assets(1,2)
Oppenheimer Quest Capital Value Fund, Inc.        $  353,495,645           1.0% on the first $400
                                                                           million; .90% on the next
                                                                           $400 million; .85% of net
                                                                           assets in excess of $800
                                                                           million(3)
Enterprise Accumulation Trust:
Equity Portfolio                                  $  458,862,923          .40% on the first $1 billion;
                                                                           .30% on assets over $1
                                                                           billion; and .25% for assets in
                                                                           excess of $2 billion(4)
Managed Portfolio                                 $2,540,520,544           .40% on the first $1 billion;
                                                                           .30% on assets over $1
                                                                           billion; and .25% for assets in
                                                                           excess of $2 billion(4)
Enterprise Group of Funds

                                                  Approximate Net
                                                      Assets
Fund                                               (as of 8/4/97)          Advisory Fee Rate
----                                              ---------------          -----------------
Managed Portfolio                                 $  319,313,017           .40% on the first $100
                                                                           million; .30% on assets in
                                                                           excess of $100 million(5)
Equity Portfolio                                  $    3,021,498           .40% on the first $100
                                                                           million; .30% on assets in
                                                                           excess of $100 million(5)
Endeavor Series Trust:
Value Equity Portfolio                            $  188,046,428           .40%(6)
Opportunity Value Portfolio                       $   14,892,045           .40%(6)

WL Series Trust:
Elite Value Asset Allocation Portfolio            $    6,421,530           .40%(7)

The Saratoga Advantage Trust:
Large Capitalization Value Portfolio              $   29,884,830           .30%(7)

OCC Accumulation Trust
Equity Portfolio                                  $   23,162,792           .80% of the first $400 million
                                                                           of average net assets; .75% on
                                                                           the next $400 million of
                                                                           average net assets and .70% of
                                                                           assets in excess of $800
                                                                           million(8)
Small Cap Portfolio                               $   51,238,610           .80% of the first $400 million
                                                                           of average net assets; .75% on
                                                                           the next $400 million of
                                                                           average net assets and .70% of
                                                                           assets in excess of $800
                                                                           million(8)
Managed Portfolio                                 $  252,558,478           .80% of the first $400 million
                                                                           of average net assets; .75% on
                                                                           the next $400 million of
                                                                           average net assets and .70% of
                                                                           assets in excess of $800
                                                                           million(8)

---------------------------------------------------------------------------------------------------------

(1) With respect to each of these funds, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI also receives a .25% administrative fee with respect to the Oppenheimer Quest Global Value Fund, Inc. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee (and administrative fee with respect to the Oppenheimer Quest Global Value Fund, Inc.) collected by OFI based on the total net assets of the fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee (and administrative fee with respect to the Oppenheimer Quest Global Value Fund, Inc.) collected by OFI based on the total net assets of the fund that exceed the base amount.

(2) OFI's advisory fee for the Oppenheimer Quest Officers Value Fund is 1.00%. However, effective August 1, 1996, OFI is waiving the portion of its management fee equal to what OFI would have been required to pay OpCap as the sub-advisory fee and OpCap has agreed to waive its sub-advisory fee.

(3) OFI is the investment adviser and OpCap Advisors is the sub-advisor. OFI pays OpCap a sub-advisory fee equal to 40$ of the net advisory fee calculated by OFI for the fund based on the total net assets of the fund as of February 28, 1997 and remaining 120 days later (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets that exceed the base amount.

(4) These fees are for investment advisory services only. Management services are provided to the portfolios by a third party, not OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the first $400 million of the average daily net assets; .75% on the next $400 million and .70% on assets above $800 million of each of the portfolios.

(5) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of .75% of the average daily net assets of the Portfolio.

(6) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee of OpCap Advisors, receives a management fee of .80% of average daily net assets of the portfolios.

(7) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The Manager, who pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.65% of the average daily net assets of the portfolio.

(8) OpCap Advisors will waive its management fee and reimburse expenses so that total operating expenses (net of any expense offsets and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of each Portfolio's average daily net assets and until December 31, 1997, will waive its management fee and reimburse expenses of those Portfolios so that their total operating expenses do not exceed 1.00% of their average daily net assets.

                       [The Penn Mutual Insurance Company]
                    [The Penn Insurance and Annuity Company]
                 [Penn Mutual Variable Annuity Account III and
                      Penn Mutual Variable Life Account II]
                        [PIA Variable Annuity Account I]

                             VOTING INSTRUCTION CARD

         At the Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on June 26, 1997, and at any adjournments thereof, the undersigned owner of [a variable annuity contract] [variable life policy] participating in [Name of Separate Account] hereby instructs [The Penn Mutual Insurance Company ("Penn Mutual")] [The Penn Insurance and Annuity Company ("PIA")] to vote shares of the Value Equity Fund of the Company held under my [contract or policy] (the "Shares") in accordance with the instructions below, and to vote the Shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Card.

         [Penn Mutual] [PIA] recommends that you vote FOR the Proposal set forth on this voting instruction card.

--------------------------------------------------------------------------------

                                    Proposals

   Proposal 1: Approve the proposed investment advisory agreement between the Company and OpCap Advisors with respect to Value Equity Fund

   Proposal 2: [Intentionally Omitted]

   The undersigned instructs [Penn Mutual] [PIA] to vote the Shares as follows:

         ___ FOR                   ___ AGAINST                  ___ ABSTAIN

   Proposal 3: [Intentionally Omitted]

         The Shares will be voted as directed. [Penn Mutual] [PIA] will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by [Penn Mutual] [PIA].

         The undersigned acknowledges receipt with this voting instruction card along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

Please date, sign and return promptly.

Dated: _______________________________, 1997

         Your signature(s) should be exactly as your name or names appear on this Voting Instruction Card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


---------------------------------------------
Signature


---------------------------------------------
Signature

                       [The Penn Mutual Insurance Company]
                    [The Penn Insurance and Annuity Company]
                  [Penn Mutual Variable Annuity Account III and
                      Penn Mutual Variable Life Account II]
                        [PIA Variable Annuity Account I]

                             VOTING INSTRUCTION CARD

         At the Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on June 26, 1997, and at any adjournments thereof, the undersigned owner of [a variable annuity contract] [variable life policy] participating in [Name of Separate Account] hereby instructs [The Penn Mutual Insurance Company ("Penn Mutual")] [The Penn Insurance and Annuity Company ("PIA")] to vote shares of the Small Capitalization Fund of the Company held under my [contract or policy] (the "Shares") in accordance with the instructions below, and to vote the Shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Card.

         [Penn Mutual] [PIA] recommends that you vote FOR the Proposal set forth on this voting instruction card.

--------------------------------------------------------------------------------

                                    Proposals

   Proposal 1: [Intentionally Omitted]

   The undersigned instructs [Penn Mutual] [PIA] to vote the Shares as follows:

         ___ FOR                   ___ AGAINST                  ___ ABSTAIN

   Proposal 2: Approve the proposed investment advisory agreement between the
               Company and OpCap Advisors with respect to the Small Capitalization Fund

   Proposal 3: [Intentionally Omitted]

         The Shares will be voted as directed. [Penn Mutual] [PIA] will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by [Penn Mutual] [PIA].

         The undersigned acknowledges receipt with this voting instruction card along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

Please date, sign and return promptly.

Dated: _______________________________, 1997

         Your signature(s) should be exactly as your name or names appear on this Voting Instruction Card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


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Signature


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Signature

                       [The Penn Mutual Insurance Company]
                    [The Penn Insurance and Annuity Company]
                  [Penn Mutual Variable Annuity Account III and
                      Penn Mutual Variable Life Account II]
                        [PIA Variable Annuity Account I]

                             VOTING INSTRUCTION CARD

         At the Special Meeting of Shareholders of Penn Series Funds, Inc. (the "Company") scheduled to be held on June 26, 1997, and at any adjournments thereof, the undersigned owner of [a variable annuity contract] [variable life policy] participating in [Name of Separate Account] hereby instructs [The Penn Mutual Insurance Company ("Penn Mutual")] [The Penn Insurance and Annuity Company ("PIA")] to vote shares of the Emerging Growth Fund of the Company held under my [contract or policy] (the "Shares") in accordance with the instructions below, and to vote the Shares on any other matters that may properly come before the meeting, all as set forth in the Notice of Special Meeting and Proxy Statement that accompanied this Voting Instruction Card.

         [Penn Mutual] [PIA] recommends that you vote FOR the Proposal set forth on this voting instruction card.

--------------------------------------------------------------------------------

                                   Proposals

   Proposal 1: [Intentionally Omitted]

   Proposal 2: [Intentionally Omitted]

   Proposal 3: Approve the proposed sub-advisory agreement between Independence
               Capital Management, Inc. and Robertson Stephens Investment Management, Inc. for the Emerging Growth Fund

   The undersigned instructs [Penn Mutual] [PIA] to vote the Shares as follows:

         ___ FOR                   ___ AGAINST                  ___ ABSTAIN

         The Shares will be voted as directed. [Penn Mutual] [PIA] will vote on any other business that may properly come before the meeting in the discretion of its management. This voting instruction is solicited by [Penn Mutual] [PIA].

         The undersigned acknowledges receipt with this voting instruction card along with a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors of the Company.

Please date, sign and return promptly.

Dated: _______________________________, 1997

         Your signature(s) should be exactly as your name or names appear on this Voting Instruction Card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


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Signature


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Signature